UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

KITE REALTY GROUP TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-32268 (Commission File Number)	11-3715772 (IRS Employer Identification No.)
30 S. Meridian Street Suite 1100 Indianapolis, IN (Address of Principal Executive Offices)		46204 (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2008, Alvin E. Kite, Jr. provided the Board of Trustees of Kite Realty Group Trust (the “Company”) with notice of his retirement from the Board of Trustees and as Chairman of the Board, and the Board of Trustees appointed John A. Kite, the Company’s President and Chief Executive Officer and a member of the Board of Trustees, as Chairman of the Board, effective immediately. In connection with John Kite becoming Chairman, he is relinquishing his role as President, but will continue to hold the office of Chief Executive Officer. There is no present change in compensation for John Kite in connection with his appointment as Chairman and his existing employment arrangement will remain in effect.

Also on December 3, 2008, the Board of Trustees appointed Thomas K. McGowan, previously the Company’s Senior Executive Vice President and Chief Operating Officer, as President and Chief Operating Officer. There is no present change in compensation for Mr. McGowan in connection with his appointment as President and his existing employment arrangement will remain in effect.

Mr. McGowan has been the Company’s Senior Executive Vice President and Chief Operating Officer since 2007. Previously, he was Executive Vice President and Chief Operating Officer since the Company’s initial public offering in August 2004. Mr. McGowan also had been Executive Vice President and one of the partners of Kite Companies since 1995. In his role as Senior Executive Vice President and Chief Operating Officer he was primarily responsible for new project development, land acquisition, real estate property management and general operational and organizational functions of the development and construction groups.

The remainder of the information required by this Item regarding transactions with related persons is hereby incorporated by reference to the material appearing in the Company’s Proxy Statement relating to the Company’s Annual Meeting of Shareholders held on May 6, 2008, under the caption “Certain Relationships and Related Transactions—Contracts with KMI Management.”

A copy of the press release issued by the Company on December 4, 2008 is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of the Company dated December 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: December 9, 2008	By:	/s/ Daniel R. Sink

Daniel R. Sink
Executive Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated December 4, 2008